Exhibit 99.1

Zapp, a High Performance Two-Wheel Electric Vehicle Company, to Become Publicly

Traded via Business Combination with CIIG Capital Partners II

•	Zapp’s First Product, the i300 Performance City Bike, with its Carbon Composite Body, Delivers Premium Performance Capabilities to Urban Mobility Riders

•	Unique Charging Solution with Ultra-Lightweight (6kg) Portable Battery Pack that can be Charged via any Standard 220v/110v Wall Socket

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Innovative Exoskeleton Architecture Integrates Zapp’s Design DNA, Provides Superior Performance Relative to Powered Two-Wheeler (“P2W”) Peers, Reduces Overall Components and Simplifies Manufacturing Assembly

•	Strategic Manufacturing Partnership with Summit Group Already in Place and at Start of Production

•	Asset-Light, Capital Efficient Business Model Aims to Achieve Near-Term Positive Free Cash Flow

•	Estimated Post-Transaction Enterprise Value of $573 Million with up to $274 Million in Net Cash to Fund Growth Assuming No Redemptions by CIIG II stockholders; No Minimum Cash Condition

NEW YORK and LONDON, Nov. 22, 2022 – CIIG Capital Partners II, Inc. (Nasdaq: CIIG) (“CIIG II”), a U.S. publicly-listed blank check company, and Zapp Electric Vehicles Limited (“Zapp” or the “Company”), a UK-based, high-performance two-wheel electric vehicle company, have entered into a definitive business combination agreement. Upon closing of the transaction, the combined company, Zapp Electric Vehicles Group Limited, a Cayman Islands exempted company, is expected to list its ordinary shares on the Nasdaq under the ticker symbol “ZAPP”.

Zapp was founded in 2017 by a group of mobility experts with a vision and commitment to bring high-performance to urban mobility through original, advanced design with an emphasis on safety, quality, customer experience and full-cycle sustainability. Zapp’s first product to enter the market, the i300, has received widespread acclaim and consumer interest for its embodiment of these values.

Unlike other urban electric bikes, the i300 is built around an innovative exoskeleton architecture and is powered by an advanced British-designed electric motor, which enables it to match the acceleration of high-performance motorcycles in a step-through architecture. A lightweight alloy and composite bodywork allow for a slim total weight of just 108 kg (without battery packs). The i300’s interior permanent magnet electric motor and carbon fiber belt drive combine to drive acceleration from 0 to 30 mph (48km/h) in just 2.3 seconds and from 0 to 60 mph (97km/h) in 5.0 seconds.

The i300 utilizes ultra-portable lithium-ion battery packs weighing just 6 kg each. The battery packs can be charged from 20% to 80% via standard 220v/110v wall sockets in under 40 minutes. The portability of the battery packs makes the i300 easy to charge anywhere and at any time without reliance on a public charging network. The i300 is well-positioned to handle the average daily commute for urban drivers.

Zapp expects to implement a high-quality direct-to-customer experience called DSDTC (drop-ship-direct-to-customer). Once a customer places an online order, their selected model will be processed and conveniently delivered directly to their home by “Zappers,” who are independent service agents who perform deliveries in dedicated and purpose-designed plug-in hybrid service vans. Zappers also provide at-home inspection, service and support throughout the life of the vehicle. As part of Zapp’s full-stack e-commerce platform, customers are expected to have access to highly competitive leasing and insurance solutions.

Zapp also uses a Gen-2 sustainability design approach that requires fewer components and assembly steps and bodywork made from composites with green-to-make materials, with substantially all components being recyclable (or in the case of the battery packs, refurbished for a second use at end-of-life).

Zapp Investment Highlights

•	Large and Growing ~$130bn1 Global P2W Market: Strong organic and replacement demand for electrification in largely underpenetrated EV two-wheeler market provides an attractive opportunity for Zapp.

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Innovator in High-Value EV “Urban Motorcycle” Category: Zapp is maximizing the benefits of EV technology through its creation of a new P2W category enabled by its ground-up design for an original and all-new vehicle architecture.

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Portable and Powerful Battery Pack Technology: Zapp’s differentiated approach to battery packs addresses concerns with range anxiety and charging networks as its removable light weight battery packs can be charged via any standard 220v/110v wall sockets.

•	Highly Innovative Exoskeleton Architecture: Zapp’s innovative exoskeleton architecture lowers weight and creates simplified, efficient and low-cost assembly.

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Low Capital Requirements Aiming to Achieve Near-Term Positive Free Cash Flow: Zapp has strategic partnerships with major Asian contract manufacturer Summit Group and receivables financing provider EXIM Bank.

•	Diversified and Experienced Management: The management team brings together proven entrepreneurs and professionals with deep domain expertise and thought leadership.

“Entering the public markets is an important milestone for Zapp and one we have been diligently working toward since our founding,” said Swin Chatsuwan, Founder and Chief Executive Officer of Zapp. “Combining with CIIG II and becoming a publicly listed company will enable us to scale our business, increase production and fulfill demand for electrification in the largely underpenetrated electric two-wheel market.”

Gavin Cuneo, CIIG II Co-Chief Executive Officer, added: “The two-wheel category is large, growing and highly fragmented. As the world quickly moves toward electric mobility, we expect this segment will be a leader globally. We believe Zapp’s combination of high design with high performance will allow them to capture share and take advantage of this momentum. We look forward to completing our business combination and working with Zapp’s world-class team to help accelerate their mission to revolutionize electric mobility.”

[1]	Source: Source: Fortune Business Insights. TAM figure includes internal combustion engine vehicles and represent 2022 figures.

Transaction Overview

The combined company will have an estimated fully-diluted post-transaction enterprise value of $573 million, consisting of an estimated equity value of $852 million, $274 million in new cash to the balance sheet (assuming no redemptions by CIIG II public stockholders), and $5 million in existing cash2.

Cash proceeds raised will consist of CIIG II’s approximately $294 million cash in trust, net of redemptions. With no minimum cash condition, the cash in the CIIG II trust account is anticipated to support the Company’s growth capital needs, including Zapp’s production, marketing and sales efforts.

It is intended that 100% of existing Zapp shareholders will roll over their equity and, assuming no redemptions and full rollover, own approximately 59% of the pro forma equity of the combined company in connection with the transaction. The business combination has been approved by the boards of directors of both Zapp and CIIG II and is expected to close in the first half of 2023, subject to stockholder approvals and other customary closing conditions.

For a summary of the material terms of the proposed transaction, as well as a supplemental investor presentation, please see the Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission (the “SEC”). Additional information about the proposed transaction will be described in CIIG II’s proxy statement relating to the business combination, which it will file with the SEC.

Advisors

SPAC Advisory Partners, a division of Kingswood Capital Partners, is serving as exclusive financial advisor to Zapp Electric Vehicles. Latham & Watkins LLP is serving as legal advisor to Zapp Electric Vehicles. Weil Gotshal & Manges LLP, and Orrick, Herrington & Sutcliffe LLP are serving as legal advisors to CIIG Capital Partners II. Gateway Group is serving as Global Investor Relations Advisor and Media Relations for North America. Influence Mobility is serving as Global Media Relations for Zapp Electric Vehicles.

Further Information On The Transaction

For further information on the proposed transaction, please visit ciigpartners.com or the investor section of zappev.com.

About CIIG Capital Partners II, Inc

CIIG Capital Partners II, Inc. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CIIG II’s units, Class A common stock and warrants trade on the Nasdaq under the ticker symbols “CIIGU,” “CIIG,” and “CIIGW” respectively.

About Zapp

Zapp Electric Vehicles Limited is a British company – run by a team of experts from the mobility industry – on a mission to redefine the electric two-wheeler segment. Launching its debut product in June 2022, Zapp created the i300 as an urban electric high-performance two-wheeler capable of traditional motorcycle levels of performance in a step-through format, combining ease of use with exhilaration and fun. The i300 is the first in a suite of high-performance electric two-wheelers expected to come to

[2]	Projected balance as of February 2023

market from Zapp. Zapp is expected to operate a high-quality direct-to-customer (DTC) experience called DSDTC (drop-ship-direct-to-customer). Customers ordering the i300 online will have their bikes conveniently delivered to their home by “Zappers” who provide at-home inspection, service and support throughout the vehicle ownership lifecycle.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach, Ralf Esper

(949) 574-3860

zapp@gatewayir.com

North America Media Relations Contact:

Gateway PR

Zach Kadletz

(949) 574-3860

zapp@gatewayir.com

Global Media Relations Contact:

Influence

Nick Francis

+44 7767615115

pr@zappev.com

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed business combination (the “Business Combination”) between Zapp, CIIG II and Zapp Electric Vehicles Group Limited (“PubCo”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the anticipated growth in the industry in which Zapp operates and anticipated growth in demand for Zapp’s products, projections of Zapp’s future financial results and possible growth opportunities for Zapp. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG II’s securities, (ii) the risk that the transaction may not be completed by CIIG II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CIIG II, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of CIIG II, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Zapp’s business relationships, performance, and business generally, (vii) risks that the proposed Business Combination disrupts current plans of Zapp or diverts management’s attention from Zapp’s ongoing business operations and potential difficulties in Zapp’s employee retention as a result of the proposed Business Combination, (viii) the outcome of any legal proceedings that may be instituted against Zapp, PubCo, CIIG II or their respective directors or officers related to the proposed Business Combination, (ix) the ability of PubCo, CIIG II or a successor thereto to maintain the listing of its securities on The Nasdaq Stock Market LLC, (x) volatility in the price of the securities of PubCo, CIIG II or a successor thereto due to a variety of factors, including changes in the competitive and highly regulated industries in which Zapp plans to operate, variations in performance across competitors, changes in laws and regulations affecting Zapp’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xii) the risk of downturns in the highly competitive electric vehicle industry, (xiii) the ability of Zapp to build the Zapp brand and consumers’ recognition, acceptance and adoption of the Zapp brand, (xiv) the risk that Zapp may be unable to develop and manufacture electric vehicles of sufficient quality and on schedule and scale, that would appeal to a large customer base, (xv) the risk that Zapp has a limited operating history, has not yet released a commercially available electric vehicle and does not have experience manufacturing or selling a commercial product at scale and (xvi) the risk that Zapp may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s registration statement on Form F-4, the proxy statement/prospectus discussed below, CIIG II’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed by PubCo, CIIG II or a successor thereto from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this document represent the views of PubCo and CIIG II and Zapp as of the date of this document. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. Zapp, PubCo and CIIG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Zapp, PubCo nor CIIG II gives any assurance that Zapp, PubCo or CIIG II will achieve its expectations. The inclusion of any statement in this document does not constitute an admission by Zapp, PubCo or CIIG II or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to the proposed Business Combination between CIIG II, Pubco and Zapp. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

In connection with the Business Combination, PubCo intends to file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) including a preliminary proxy statement of CIIG II and a preliminary prospectus of PubCo, and after the Registration Statement is declared effective, CIIG II will mail a definitive proxy statement relating to the Business Combination to CIIG II’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of CIIG II’s stockholders to be held to approve the Business Combination (and related matters). PubCo and CIIG II may also file other documents with the SEC regarding the Business Combination. CIIG II stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Zapp, PubCo, CIIG II and the Business Combination.

When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to CIIG II stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed or that will be filed with the SEC by CIIG II through the website maintained by the SEC at www.sec.gov, from CIIG II’s website at https://ciigpartners.com/ or by written request to CIIG II at 40 West 57th Street, 29th Floor, New York, New York 10019.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CIIG II, Pubco and Zapp and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CIIG II’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CIIG II’s stockholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more information about CIIG II’s directors and executive officers in CIIG II’s final prospectus filed with the SEC on September 14, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding section.

No Offer or Solicitation

This document is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PubCo, Zapp, CIIG II or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom. The contents of this document have not been reviewed by any regulatory authority in any jurisdiction.